SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.   20549


                                 FORM 8-K



   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) - November 22, 1996
                                                        -----------------





                    Commission file number  -  0-10782
                                               -------


                     FARMERS NATIONAL BANCORP, INC.
        -----------------------------------------------------
        (Exact name of registrant as specified in its charter)



         Delaware                                      36-3156490
   ------------------------------                   -----------------
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation or organization)                  Identification No.)



             121 West First Street, Geneseo, Illinois  61254
             -----------------------------------------------
               (Address of principal executive offices)



   Registrant's telephone number, including area code   -  (309)  944-5361
                                                            --------------




                  Exhibit Index is located on Page 4.

   Item 5.     Other Events.


        On November 22, 1996, the Registrant signed a definitive Agreement and Plan of Reorganization that provides for the acquisition of the Registrant and its wholly-owned banking subsidiary, The Farmers National Bank of Geneseo, by Norwest Corporation ("Norwest"). Under the terms of the Agreement, a wholly-owned subsidiary of Norwest will merge with the Registrant and all of the outstanding shares of common stock of the Registrant will be converted into a number of shares of Norwest Common Stock equaling $30,631,600 divided by the average of the closing prices of a share of Norwest Common Stock as reported on the consolidated tape of the New York Stock Exchange during the 20 trading days ending on the day immediately preceding the date of the meeting of the stockholders of the Registrant to be held to approve the transaction. For additional information regarding the proposed transaction, reference is made to the definitive Agreement and the press release dated November 25, 1996, which are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by reference.



   Item 7.     Financial Statements, Pro Forma Financial Information and
               Exhibits


        (c)    Exhibits:

               Exhibit 2 Agreement and Plan of Reorganization dated November 22, 1996

               Exhibit 99     November 25, 1996 Press Release

 Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


 Dated: November 25, 1996             FARMERS NATIONAL BANCORP, INC.
                                               (Registrant)


                                       By:  _____________________________

                                            Gaylon E. Martin, President

                         EXHIBIT INDEX


   Number                 Description                     Page Number
   ------                 -----------                     -----------

      2           Agreement and Plan of Reorganization         -5-
                  dated November 22, 1996

     99           November 25, 1996 Press Release             -50-

 AGREEMENT
 AND
 PLAN OF REORGANIZATION



      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") entered into as of the ____ day of November, 1996, by and between FARMERS NATIONAL BANCORP, INC. ("Bancorp"), a Delaware corporation, and NORWEST CORPORATION ("Norwest"), a Delaware corporation.

      WHEREAS, the parties hereto desire to effect a reorganization whereby a wholly-owned subsidiary of Norwest will merge with and into Bancorp (the "Merger") pursuant to an agreement of merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A, which provides, among other things, for the conversion and exchange of the shares of Common Stock of Bancorp of the par value of $5 per share ("Bancorp Common Stock") outstanding immediately prior to the time the Merger becomes effective in accordance with the provisions of the Merger Agreement (the "Effective Time of the Merger") into shares of voting Common Stock of Norwest of the par value of $1-2/3 per share ("Norwest Common Stock"),

      NOW, THEREFORE, to effect such reorganization and in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto do hereby represent, warrant, covenant and agree as follows:

      1.  Basic Plan of Reorganization

      (a) Merger. Subject to the terms and conditions contained herein, a wholly-owned subsidiary of Norwest (the "Merger Co.") will be merged by statutory merger with and into Bancorp pursuant to the Merger Agreement, with Bancorp as the surviving corporation, in which merger each share of Bancorp Common Stock outstanding immediately prior to the Effective Time of the Merger (other than shares as to which statutory dissenters' appraisal rights have been exercised) will be converted into and exchanged for a number of shares of Norwest Common Stock determined by dividing the Adjusted Norwest Shares by the number of shares of Bancorp Common Stock then outstanding. The "Adjusted Norwest Shares" shall be a number equal to $30,631,600 divided by the Norwest Measurement Price. The "Norwest Measurement Price" is defined as the average of the closing prices of a share of Norwest Common Stock as reported on the consolidated tape of the New York Stock Exchange during the period of 20 trading days ending on the day immediately preceding the meeting of shareholders required by paragraph 4(c) of this Agreement.

      (b) Norwest Common Stock Adjustments. If between the date hereof and the Effective Time of the Merger shares of Norwest Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period (a "Common Stock Adjustment"), then the number of shares of Norwest Common Stock into which a share of Bancorp Common Stock shall be converted pursuant to subparagraph
 (a), above, will be appropriately and proportionately adjusted so that the number of such shares of Norwest Common Stock into which a share of Bancorp Common Stock shall be converted will equal the number of shares of Norwest Common Stock which holders of shares of Bancorp Common Stock would have received pursuant to Common Stock Adjustment had the record date therefor been immediately following the Effective Time of the Merger.

      (c) Fractional Shares. No fractional shares of Norwest Common Stock and no certificates or scrip certificates therefor shall be issued to represent any such fractional interest, and any holder thereof shall be paid an amount of cash equal to the product obtained by multiplying the fractional share interest to which such holder is entitled by the Norwest Measurement Price.

      (d) Mechanics of Closing Merger. Subject to the terms and conditions set forth herein, the Merger Agreement shall be executed and it or a Certificate of Merger shall be filed with the Secretary of State of the State of Delaware within ten (10) business days following the satisfaction or waiver of all conditions precedent set forth in Sections 6 and 7 of this Agreement or on such other date as may be agreed to by the parties (the "Closing Date"). Each of the parties agrees to use its best efforts to cause the Merger to be completed as soon as practicable after the receipt of final regulatory approval of the Merger and the expiration of all required waiting periods. The time that the filing referred to in the first sentence of this paragraph is made is herein referred to as the "Time of Filing". The day on which such filing is made and accepted is herein referred to as the "Effective Date of the Merger". The Effective Time of the Merger shall be 11:59 p.m. Minneapolis, Minnesota time on the Effective Date of the Merger. At the Effective Time of the Merger on the Effective Date of the Merger, the separate existence of Merger Co. shall cease and Merger Co. will be merged with and into Bancorp pursuant to the Merger Agreement.

      The closing of the transactions contemplated by this Agreement and the Merger Agreement (the "Closing") shall take place on the Closing Date at the offices of Norwest, Norwest Center, Sixth and Marquette, Minneapolis, Minnesota.

      2. Representations and Warranties of Bancorp. Bancorp represents and warrants to Norwest as follows:

      (a) Organization and Authority. Bancorp is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a material adverse effect on Bancorp and the Bancorp

 Subsidiaries taken as a whole and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. Bancorp is registered as a bank holding company with the Federal Reserve Board under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). Bancorp has furnished Norwest true and correct copies of its certificate of incorporation and by-laws, as amended.

      (b) Bancorp's Subsidiaries. Schedule 2(b) sets forth a complete and correct list of all of Bancorp's subsidiaries as of the date hereof (individually a "Bancorp Subsidiary" and collectively the "Bancorp Subsidiaries"), all shares of the outstanding capital stock of each of which, except as set forth on Schedule 2(b), are owned directly or indirectly by Bancorp. No equity security of any Bancorp Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Bancorp Subsidiary is bound to issue additional shares of its capital stock, or any option, warrant or right to purchase or acquire any additional shares of its capital stock. Subject to 12 U.S.C. 55 (1982) and the Delaware General Corporation Law, all of such shares so owned by Bancorp are fully paid and nonassessable and are owned by it free and clear of any lien, claim, charge, option, encumbrance or agreement with respect thereto. Each Bancorp Subsidiary is a corporation or national banking association duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and has corporate power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted. Except as set forth on Schedule 2(b), Bancorp does not own beneficially, directly or indirectly, more than 5% of any class of equity securities or similar interests of any corporation, bank, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

      (c) Capitalization. The authorized capital stock of Bancorp consists of 600,000 shares of common stock, $5.00 par value, of which as of the close of business on June 30, 1996, 306,316 shares were outstanding and 68,684 shares were held in the treasury. The maximum number of shares of Bancorp Common Stock (assuming for this purpose that phantom shares and other share-equivalents constitute Bancorp Common Stock) that would be outstanding as of the Effective Date of the Merger if all options, warrants, conversion rights and other rights with respect thereto were exercised is 306,316. All of the outstanding shares of capital stock of Bancorp have been duly and validly authorized and issued and are fully paid and nonassessable. Except as set forth in Schedule 2(c), there are no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls or other rights obligating Bancorp or any Bancorp Subsidiary to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock of Bancorp or any Bancorp Subsidiary. Since June 30, 1996, no shares of Bancorp capital stock have been purchased, redeemed or otherwise acquired, directly or indirectly, by Bancorp or any Bancorp Subsidiary and, except as permitted by this Agreement and except for cash dividends of $0.35 per share paid by Bancorp on July 1, 1996 and October 1, 1996, no dividends or other distributions have been declared, set aside, made or paid to the shareholders of Bancorp.

      (d) Authorization. Bancorp has the corporate power and authority to enter into this Agreement and the Merger Agreement and, subject to any required approvals of its shareholders, to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Merger Agreement by Bancorp and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of Bancorp. Subject to such approvals of shareholders and of government agencies and other governing boards having regulatory authority over Bancorp as may be required by statute or regulation, this Agreement and the Merger Agreement are valid and binding obligations of Bancorp enforceable against Bancorp in accordance with their respective terms.

      Except as set forth on Schedule 2(d), neither the execution, delivery and performance by Bancorp of this Agreement or the Merger Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by Bancorp with any of the provisions hereof or thereof, will
 (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of Bancorp or any Bancorp Subsidiary under any of the terms, conditions or provisions of (x) its certificate of incorporation or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Bancorp or any Bancorp Subsidiary is a party or by which it is bound, or to which Bancorp or any Bancorp Subsidiary or any of the properties or assets of Bancorp or any Bancorp Subsidiary is subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, to the best knowledge of Bancorp, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Bancorp or any Bancorp Subsidiary or any of their respective properties or assets.

      Other than in connection or in compliance with the provisions of the Securities Act of 1933 and the rules and regulations thereunder (the "Securities Act"), the Securities Exchange Act of 1934 and the rules and regulations thereunder (the "Exchange Act"), the securities or blue sky laws of the various states or filings, consents, reviews, authorizations, approvals or exemptions required under the BHC Act or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Act"), and filings required to effect the Merger under Delaware law, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Bancorp of the transactions contemplated by this Agreement and the Merger Agreement.

      (e) Bancorp Financial Statements. The consolidated statements of financial condition of Bancorp and Bancorp's Subsidiaries as of December 31, 1995 and 1994 and related consolidated statements of income, shareholders' equity and cash flows for the three years ended December 31, 1995, together with the notes thereto, certified by Clifton, Gunderson and Co.(and by McGladrey & Pullen for the years ended 1994 and earlier) and included in Bancorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (the "Bancorp 10-K") as filed with the Securities and Exchange Commission (the "SEC"), and the unaudited consolidated statements of financial condition of Bancorp and Bancorp's Subsidiaries as of June 30, 1996 and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the six (6) months then ended included in Bancorp's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 1996 as filed with the SEC (collectively, the "Bancorp Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly (subject, in the case of financial statements for interim periods, to normal recurring adjustments) the consolidated financial position of Bancorp and Bancorp's Subsidiaries at the dates and the consolidated results of operations and cash flows of Bancorp and Bancorp's Subsidiaries for the periods stated therein.

      (f) Reports. Since December 31, 1990, Bancorp and each Bancorp Subsidiary has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with (i) the SEC, including, but not limited to, Forms 10-KSB, Forms 10-QSB and proxy statements, (ii) the Federal Reserve Board, (iii) the Federal Deposit Insurance Corporation (the "FDIC"), (iv) the United States Comptroller of the Currency (the "Comptroller") and (v) any applicable state securities or banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the "Bancorp Reports". As of their respective dates, the Bancorp Reports complied in all material respects with all the rules and regulations promulgated by the SEC, the Federal Reserve Board, the FDIC, the Comptroller and applicable state securities or banking authorities, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Copies of all the Bancorp Reports have been made available to Norwest by Bancorp.

      (g) Properties and Leases. Except as may be reflected in the Bancorp Financial Statements and except for any lien for current taxes not yet delinquent, Bancorp and each Bancorp Subsidiary have good title free and clear of any material liens, claims, charges, options, encumbrances or similar restrictions to all the real and personal property reflected in

 Bancorp's consolidated balance sheet as of June 30, 1996 included in Bancorp's Quarterly Report on Form 10-QSB for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. All leases of real property and all other leases material to Bancorp or any Bancorp Subsidiary pursuant to which Bancorp or such Bancorp Subsidiary, as lessee, leases real or personal property, which leases are described on Schedule 2(g), are valid and effective in accordance with their respective terms, and there is not, under any such lease, any material existing default by Bancorp or such Bancorp Subsidiary or any event which, with notice or lapse of time or both, would constitute such a material default. Substantially all Bancorp's and each Bancorp Subsidiary's buildings and equipment in regular use have been well maintained and are in good and serviceable condition, reasonable wear and tear excepted.

      (h) Taxes. Each of Bancorp and the Bancorp Subsidiaries has filed all federal, state, county, local and foreign tax returns, including information returns, required to be filed by it, and paid all taxes due and owed by it, including those with respect to income, withholding, social security, unemployment, workers compensation, franchise, ad valorem, premium, excise and sales taxes, and no taxes shown on such returns to be owed by it or assessments received by it are delinquent. The federal income tax returns of Bancorp and the Bancorp Subsidiaries for the fiscal year ended December 31, 1992, and for all fiscal years prior thereto, are for the purposes of routine audit by the Internal Revenue Service closed because of the statute of limitations, and no claims for additional taxes for such fiscal years are pending. Except only as set forth on Schedule 2(h), (i) neither Bancorp nor any Bancorp Subsidiary is a party to any pending action or proceeding, nor is any such action or proceeding threatened in writing by any governmental authority, for the assessment or collection of taxes, interest, penalties, assessments or deficiencies and
 (ii) no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the tax returns, business or properties of Bancorp or any Bancorp Subsidiary which has not been settled, resolved and fully satisfied. Each of Bancorp and the Bancorp Subsidiaries has paid or withheld all taxes owed or which it is required to withhold from amounts owing to employees, creditors or other third parties. The consolidated balance sheet as of December 31, 1995, referred to in paragraph 2(e) hereof, includes adequate provision for all accrued but unpaid federal, state, county, local and foreign taxes, interest, penalties, assessments or deficiencies of Bancorp and the Bancorp Subsidiaries with respect to all periods through the date thereof.

      (i) Absence of Certain Changes. Since December 31, 1995 there has been no change in the business, financial condition or results of operations of Bancorp or any Bancorp Subsidiary, which has had, or may reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Bancorp and the Bancorp Subsidiaries taken as a whole.

      (j) Commitments and Contracts. Except as set forth on Schedule 2(j), neither Bancorp nor any Bancorp Subsidiary is a party or subject to any of the following (whether written or oral, express or implied):

           (i) any employment contract or understanding (including any understandings or obligations with respect to severance or termination pay liabilities or fringe benefits) with any present or former officer, director, employee or consultant (other than those which are terminable at will by Bancorp or such Bancorp Subsidiary);

           (ii) any plan, contract or understanding providing for any bonus, pension, option, deferred compensation, retirement payment, profit sharing or similar arrangement with respect to any present or former officer, director, employee or consultant;

           (iii)  any labor contract or agreement with any labor union;

           (iv) any contract not made in the ordinary course of business containing covenants which limit the ability of Bancorp or any Bancorp Subsidiary to compete in any line of business or with any person or which involve any restriction of the geographical area in which, or method by which, Bancorp or any Bancorp Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities);

           (v) any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K;

           (vi) any lease with annual rental payments aggregating $10,000 or more;

           (vii) any agreement or commitment with respect to the Community Reinvestment Act with any state or federal bank regulatory authority or any other party; or

           (viii) any current or past agreement, contract or understanding with any current or former director, officer, employee, consultant, financial adviser, broker, dealer, or agent providing for any rights of indemnification in favor of such person or entity.

      (k) Litigation and Other Proceedings. Bancorp has furnished Norwest copies of (i) all attorney responses to the request of the independent auditors for Bancorp with respect to loss contingencies as of December 31, 1995 in connection with the Bancorp financial statements included in the Bancorp 10-KSB, and (ii) a written list of legal and regulatory proceedings filed against Bancorp or any Bancorp Subsidiary since said date. Neither Bancorp nor any Bancorp Subsidiary is a party to any pending or, to the best knowledge of Bancorp, threatened, claim, action, suit, investigation or proceeding, or is subject to any order, judgment or decree, except for matters which, in the aggregate, will not have, or cannot reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Bancorp and the Bancorp Subsidiaries taken as a whole.

      (l) Insurance. Bancorp and each Bancorp Subsidiary is presently insured, and during each of the past five calendar years (or during such lesser period of time as Bancorp has owned such Bancorp Subsidiary) has been insured, for reasonable amounts with reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by applicable law and regulation.

      (m) Compliance with Laws. Bancorp and each Bancorp Subsidiary has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to own or lease its properties and assets and to carry on its business as presently conducted and that are material to the business of Bancorp or such Bancorp Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect and, to the best knowledge of Bancorp, no suspension or cancellation of any of them is threatened; and all such filings, applications and registrations are current. The conduct by Bancorp and each Bancorp Subsidiary of its business and the condition and use of its properties does not violate or infringe, in any respect material to any such business, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license or regulation. Neither Bancorp nor any Bancorp Subsidiary is in default under any order, license or demand of any federal, state, municipal or other governmental agency or with respect to any order, writ, injunction or decree of any court. Except for statutory or regulatory restrictions of general application and except as set forth on
 Schedule 2(m), no federal, state, municipal or other governmental authority has placed any restriction on the business or properties of Bancorp or any Bancorp Subsidiary which reasonably could be expected to have a material adverse effect on the business or properties of Bancorp and the Bancorp Subsidiaries taken as a whole.

      (n) Labor. No work stoppage involving Bancorp or any Bancorp Subsidiary is pending or, to the best knowledge of Bancorp, threatened. Neither Bancorp nor any Bancorp Subsidiary is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which could materially and adversely affect the business of Bancorp or such Bancorp Subsidiary. Employees of Bancorp and the Bancorp Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.

      (o)  Material Interests of Certain Persons.  Except as set forth on
 Schedule 2(o), to the best knowledge of Bancorp no officer or director of Bancorp or any Bancorp Subsidiary, or any "associate" (as such term is defined in Rule l4a-1 under the Exchange Act) of any such officer or director, has any interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of Bancorp or any Bancorp Subsidiary.

      Schedule 2(o) sets forth a correct and complete list of any loan from Bancorp or any Bancorp Subsidiary to any present officer, director, employee or any associate or related interest of any such person which was required under Regulation O of the Federal Reserve Board to be approved by or reported to Bancorp's or such Bancorp Subsidiary's Board of Directors.

      (p)  Bancorp Benefit Plans.

           (i)  The only "employee benefit plans" within the meaning of
 Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for which Bancorp or any Bancorp Subsidiary acts as the plan sponsor as defined in ERISA Section 3(16)(B), and with respect to which any liability under ERISA or otherwise exists or may be incurred by Bancorp or any Bancorp Subsidiary are those set forth on Schedule 2(p) (the "Plans"). No Plan is a "multi-employer plan" within the meaning of Section 3(37) of ERISA.

           (ii) Each Plan is and has been in all material respects operated and administered in accordance with its provisions and applicable law. Except as set forth on Schedule 2(p), Bancorp or the Bancorp subsidiaries have received favorable determination letters from the Internal Revenue Service under the provisions of the Tax Reform Act of 1986 for each of the Plans to which the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), apply. Bancorp knows of no reason that any Plan which is subject to the qualification provisions of Section 401(a) of the Code is not "qualified" within the meaning of Section 401(a) of the Code and that each related trust is not exempt from taxation under Section 501(a) of the Code.

           (iii) The present value of all benefits vested and all benefits accrued under each Plan which is subject to Title IV of ERISA did not, in each case, as determined for purposes of reporting on Schedule B to the Annual Report on Form 5500 of each such Plan for the plan year ending December 31, 1995, exceed the value of the assets of the Plan allocable to such vested or accrued benefits.

           (iv) Except as disclosed in Schedule 2(p), and to the best knowledge of Bancorp, no Plan or any trust created thereunder, nor any trustee, fiduciary or administrator thereof, has engaged in a "prohibited transaction", as such term is defined in Section 4975 of the Code or
 Section 406 of ERISA or violated any of the fiduciary standards under Part 4 of Title I of ERISA which could subject, to the best knowledge of Bancorp, such Plan or trust, or any trustee, fiduciary or administrator thereof, or any party dealing with any such Plan or trust, to the tax or penalty on prohibited transactions imposed by said Section 4975 or would result in material liability to Bancorp and the Bancorp Subsidiaries taken as a whole.

           (v) No Plan which is subject to Title IV of ERISA or any trust created thereunder has been terminated, nor have there been any "reportable events" as that term is defined in Section 4043 of ERISA, with respect to any Plan, other than those events which may result from the transactions contemplated by this Agreement and the Merger Agreement.

           (vi) No Plan or any trust created thereunder has incurred any "accumulated funding deficiency", as such term is defined in Section 412 of the Code (whether or not waived), since the effective date of ERISA.

           (vii) Except as disclosed in Schedule 2(p), neither the execution and delivery of this Agreement and the Merger Agreement nor the consummation of the transactions contemplated hereby and thereby will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or employee or former employee of Bancorp or any Bancorp Subsidiary under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan or (iii) result in the acceleration of the time of payment or vesting of any such benefits to any material extent.

      (q) Proxy Statement, etc. None of the information regarding Bancorp and the Bancorp Subsidiaries supplied or to be supplied by Bancorp for inclusion in (i) a Registration Statement on Form S-4 to be filed with the SEC by Norwest for the purpose of registering the shares of Norwest Common Stock to be exchanged for shares of Bancorp Common Stock pursuant to the provisions of the Merger Agreement (the "Registration Statement"), (ii) the proxy statement to be mailed to Bancorp's shareholders in connection with the meeting to be called to consider the Merger (the "Proxy Statement") and
 (iii) any other documents to be filed with the SEC or any regulatory authority in connection with the transactions contemplated hereby or by the Merger Agreement will, at the respective times such documents are filed with the SEC or any regulatory authority and, in the case of the Registration Statement, when it becomes effective and, with respect to the Proxy Statement, when mailed, be false with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the meeting of shareholders referred to in paragraph 4(c), be false with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make any statements in any earlier communication with respect to the solicitation of any proxy for such meeting, in light of the circumstances under which they are made, not misleading. All documents which Bancorp and the Bancorp Subsidiaries are responsible for filing with the SEC and any other regulatory authority in connection with the Merger will comply as to form in all material respects with the provisions of applicable law.

      (r) Registration Obligations. Except as set forth on Schedule 2(r), neither Bancorp nor any Bancorp Subsidiary is under any obligation, contingent or otherwise, which will survive the Merger by reason of any agreement to register any of its securities under the Securities Act.

      (s) Brokers and Finders. Except for Howe Barnes Investments, Inc., neither Bancorp nor any Bancorp Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Bancorp or any Bancorp Subsidiary in connection with this Agreement and the Merger Agreement or the transactions contemplated hereby and thereby.

      (t) Administration of Trust Accounts. Bancorp and each Bancorp Subsidiary has properly administered in all respects material and which could reasonably be expected to be material to the financial condition of Bancorp and the Bancorp Subsidiaries taken as a whole all accounts for which it acts as a fiduciary, including but not limited to accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable state and federal law and regulation and common law. Neither Bancorp, any Bancorp Subsidiary, nor any director, officer or employee of Bancorp or any Bancorp Subsidiary has committed any breach of trust with respect to any such fiduciary account which is material to or could reasonably be expected to be material to the financial condition of Bancorp and the Bancorp Subsidiaries taken as a whole, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

      (u) No Defaults. Neither Bancorp nor any Bancorp Subsidiary is in default, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default, under any material agreement, indenture, loan agreement or other instrument to which it is a party or by which it or any of its assets is bound or to which any of its assets is subject, the result of which has had or could reasonably be expected to have a material adverse effect upon Bancorp and the Bancorp Subsidiaries, taken as a whole. To the best of Bancorp's knowledge, all parties with whom Bancorp or any Bancorp Subsidiary has material leases, agreements or contracts or who owe to Bancorp or any Bancorp Subsidiary material obligations other than with respect to those arising in the ordinary course of the banking business of the Bancorp Subsidiaries are in compliance therewith in all material respects.

      (v) Environmental Liability. There is no legal, administrative, or other proceeding, claim, or action of any nature seeking to impose, or that could reasonably be expected to result in the imposition of, on Bancorp or any Bancorp Subsidiary, any liability arising from the release of hazardous substances under any local, state or federal environmental statute, regulation or ordinance including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), pending or to the best of Bancorp's knowledge, threatened against Bancorp or any Bancorp Subsidiary the result of which has had or could reasonably be expected to have a material adverse effect upon Bancorp and Bancorp's Subsidiaries taken as a whole; except as set forth in
 Schedule 2(v), to the best of Bancorp's knowledge there is no reasonable basis for any such proceeding, claim or action; and to the best of Bancorp's knowledge neither Bancorp nor any Bancorp Subsidiary is subject to any agreement, order, judgment, or decree by or with any court, governmental authority or third party imposing any such environmental liability.

      3. Representations and Warranties of Norwest. Norwest represents and warrants to Bancorp as follows:

      (a) Organization and Authority. Norwest is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing in all jurisdictions where its ownership or leasing of property or the conduct of its business requires it to be so qualified and failure to be so qualified would have a material adverse effect on Norwest and its subsidiaries taken as a whole and has corporate power and authority to own its properties and assets and to carry on its business as it is now being conducted. Norwest is registered as a bank holding company with the Federal Reserve Board under the BHC Act.

      (b) Norwest Subsidiaries. Schedule 3(b) sets forth a complete and correct list as of December 31, 1995, of Norwest's Significant Subsidiaries (as defined in Regulation S-X promulgated by the SEC) (individually a "Norwest Subsidiary" and collectively the "Norwest Subsidiaries"), all shares of the outstanding capital stock of each of which, except as set forth in Schedule 3(b), are owned directly or indirectly by Norwest. No equity security of any Norwest Subsidiary is or may be required to be issued to any person or entity other than Norwest by reason of any option, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever relating to, or security or right convertible into, shares of any capital stock of such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any Norwest Subsidiary is bound to issue additional shares of its capital stock, or options, warrants or rights to purchase or acquire any additional shares of its capital stock. Subject to 12 U.S.C. 55 (1982), all of such shares so owned by Norwest are fully paid and nonassessable and are owned by it free and clear of any lien, claim, charge, option, encumbrance or agreement with respect thereto. Each Norwest Subsidiary is a corporation or national banking association duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, and has corporate power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted.

      (c) Norwest Capitalization. The authorized capital stock of Norwest consists of (i) 5,000,000 shares of Preferred Stock, without par value, of which as of the close of business on December 31, 1995, 1,127,125 shares of 10.24% Cumulative Preferred Stock at $100 stated value, 980,000 shares of Cumulative Tracking Preferred Stock, at $200 stated value, and 12,984 shares of ESOP Cumulative Convertible Preferred Stock, at $1,000 stated value were outstanding, and 24,572 shares of 1995 ESOP Cumulative Convertible Preferred Stock, at $1,000 stated value, were outstanding;
 (ii) 4,000,000 shares of Preference Stock, without par value, of which as of the close of business on December 31, 1995, no shares were outstanding; and (iii) 500,000,000 shares of Common Stock, $1-2/3 par value, of which as of the close of business on December 31, 1995, 358,332,153 shares were issued and 5,571,696 shares were held in the treasury. All of the outstanding shares of capital stock of Norwest have been duly and validly authorized and issued and are fully paid and nonassessable.

      (d) Authorization. Norwest has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement by Norwest and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Norwest. No approval or consent by the stockholders of Norwest is necessary for the execution and delivery of this Agreement and the Merger Agreement and the consummation of the transactions contemplated hereby and thereby. Subject to such approvals of government agencies and other governing boards having regulatory authority over Norwest as may be required by statute or regulation, this Agreement is a valid and binding obligation of Norwest enforceable against Norwest in accordance with its terms.

      Neither the execution, delivery and performance by Norwest of this Agreement or the Merger Agreement, nor the consummation of the transactions contemplated hereby and thereby, nor compliance by Norwest with any of the provisions hereof or thereof, will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of Norwest or any Norwest Subsidiary under any of the terms, conditions or provisions of (x) its certificate of incorporation or by-laws or (y) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Norwest or any Norwest Subsidiary is a party or by which it may be bound, or to which Norwest or any Norwest Subsidiary or any of the properties or assets of Norwest or any Norwest Subsidiary may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, to the best knowledge of Norwest, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Norwest or any Norwest Subsidiary or any of their respective properties or assets.

      Other than in connection with or in compliance with the provisions of the Securities Act, the Exchange Act, the securities or blue sky laws of the various states or filings, consents, reviews, authorizations, approvals or exemptions required under the BHC Act or the HSR Act, and filings required to effect the Merger under Delaware law, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any public body or authority is necessary for the consummation by Norwest of the transactions contemplated by this Agreement and the Merger Agreement.

      (e) Norwest Financial Statements. The consolidated balance sheets of Norwest and Norwest's subsidiaries as of December 31, 1995 and 1994 and related consolidated statements of income, stockholders' equity and cash flows for the three years ended December 31, 1995, together with the notes thereto, certified by KPMG Peat Marwick and included in Norwest's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Norwest 10-K") as filed with the SEC, and the unaudited consolidated balance sheets of Norwest and its subsidiaries as of June 30, 1996 and the related unaudited consolidated statements of income and cash flows for the six (6) months then ended included in Norwest's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1996, as filed with the SEC (collectively, the "Norwest Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly (subject, in the case of financial statements for interim periods, to normal recurring adjustments) the consolidated financial position of Norwest and its subsidiaries at the dates and the consolidated results of operations, changes in financial position and cash flows of Norwest and its subsidiaries for the periods stated therein.

      (f) Reports. Since December 31, 1990, Norwest and each Norwest Subsidiary has filed all reports, registrations and statements, together with any required amendments thereto, that it was required to file with (i) the SEC, including, but not limited to, Forms 10-K, Forms 10-Q and proxy statements, (ii) the Federal Reserve Board, (iii) the FDIC, (iv) the Comptroller and (v) any applicable state securities or banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the "Norwest Reports". As of their respective dates, the Norwest Reports complied in all material respects with all the rules and regulations promulgated by the SEC, the Federal Reserve Board, the FDIC, the Comptroller and any applicable state securities or banking authorities, as the case may be, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (g) Properties and Leases. Except as may be reflected in the Norwest Financial Statements and except for any lien for current taxes not yet delinquent, Norwest and each Norwest Subsidiary has good title free and clear of any material liens, claims, charges, options, encumbrances or similar restrictions to all the real and personal property reflected in Norwest's consolidated balance sheet as of June 30, 1996 included in Norwest's Quarterly Report on Form 10-Q for the period then ended, and all real and personal property acquired since such date, except such real and personal property as has been disposed of in the ordinary course of business. All leases of real property and all other leases material to Norwest or any Norwest Subsidiary pursuant to which Norwest or such Norwest Subsidiary, as lessee, leases real or personal property, are valid and effective in accordance with their respective terms, and there is not, under any such lease, any material existing default by Norwest or such Norwest Subsidiary or any event which, with notice or lapse of time or both, would constitute such a material default. Substantially all Norwest's and each Norwest Subsidiary's buildings and equipment in regular use have been well maintained and are in good and serviceable condition, reasonable wear and tear excepted.

      (h) Taxes. Each of Norwest and the Norwest Subsidiaries has filed all material federal, state, county, local and foreign tax returns, including information returns, required to be filed by it, and paid or made adequate provision for the payment of all taxes owed by it, including those with respect to income, withholding, social security, unemployment, workers compensation, franchise, ad valorem, premium, excise and sales taxes, and no taxes shown on such returns to be owed by it or assessments received by it are delinquent. The federal income tax returns of Norwest and the Norwest Subsidiaries for the fiscal year ended December 31, 1979, and for all fiscal years prior thereto, are for the purposes of routine audit by the Internal Revenue Service closed because of the statute of limitations, and no claims for additional taxes for such fiscal years are pending. Except only as set forth on Schedule 3(h), (i) neither Norwest nor any Norwest Subsidiary is a party to any pending action or proceeding, nor to Norwest's knowledge is any such action or proceeding threatened by any governmental authority, for the assessment or collection of taxes, interest, penalties, assessments or deficiencies which could reasonably be expected to have any material adverse effect on Norwest and its subsidiaries taken as a whole, and (ii) no issue has been raised by any federal, state, local or foreign taxing authority in connection with an audit or examination of the tax returns, business or properties of Norwest or any Norwest Subsidiary which has not been settled, resolved and fully satisfied, or adequately reserved for. Each of Norwest and the Norwest Subsidiaries has paid all taxes owed or which it is required to withhold from amounts owing to employees, creditors or other third parties.

      (i) Absence of Certain Changes. Since December 31, 1995, there has been no change in the business, financial condition or results of operations of Norwest or any Norwest Subsidiary which has had, or may reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Norwest and its subsidiaries taken as a whole.

      (j) Commitments and Contracts. Except as set forth on Schedule 3(j), as of May 1, 1996 neither Norwest nor any Norwest Subsidiary is a party or subject to any of the following (whether written or oral, express or implied):

           (i)  any labor contract or agreement with any labor union;

           (ii) any contract not made in the ordinary course of business containing covenants which materially limit the ability of Norwest or any Norwest Subsidiary to compete in any line of business or with any person or which involve any material restriction of the geographical area in which, or method by which, Norwest or any Norwest Subsidiary may carry on its business (other than as may be required by law or applicable regulatory authorities);

           (iii) any other contract or agreement which is a "material contract" within the meaning of Item 601(b)(10) of Regulation S-K.

      (k) Litigation and Other Proceedings. Neither Norwest nor any Norwest Subsidiary is a party to any pending or, to the best knowledge of Norwest, threatened, claim, action, suit, investigation or proceeding, or is subject to any order, judgment or decree, except for matters which, in the aggregate, will not have, or cannot reasonably be expected to have, a material adverse effect on the business, financial condition or results of operations of Norwest and its subsidiaries taken as a whole.

      (l) Insurance. Norwest and each Norwest Subsidiary is presently insured or self insured, and during each of the past five calendar years (or during such lesser period of time as Norwest has owned such Norwest Subsidiary) has been insured or self-insured, for reasonable amounts with financially sound and reputable insurance companies against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured and has maintained all insurance required by applicable law and regulation.

      (m) Compliance with Laws. Norwest and each Norwest Subsidiary has all permits, licenses, authorizations, orders and approvals of, and has made all filings, applications and registrations with, federal, state, local or foreign governmental or regulatory bodies that are required in order to permit it to own or lease its properties or assets and to carry on its business as presently conducted and that are material to the business of Norwest or such Subsidiary; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and to the best knowledge of Norwest, no suspension or cancellation of any of them is threatened; and all such filings, applications and registrations are current. The conduct by Norwest and each Norwest Subsidiary of its business and the condition and use of its properties does not violate or infringe, in any respect material to any such business, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license or regulation. Neither Norwest nor any Norwest Subsidiary is in default under any order, license, regulation or demand of any federal, state, municipal or other governmental agency or with respect to any order, writ, injunction or decree of any court. Except for statutory or regulatory restrictions of general application, no federal, state, municipal or other governmental authority has placed any restrictions on the business or properties of Norwest or any Norwest Subsidiary which reasonably could be expected to have a material adverse effect on the business or properties of Norwest and its subsidiaries taken as a whole.

      (n) Labor. No work stoppage involving Norwest or any Norwest Subsidiary is pending or, to the best knowledge of Norwest, threatened. Neither Norwest nor any Norwest Subsidiary is involved in, or threatened with or affected by, any labor dispute, arbitration, lawsuit or administrative proceeding which could materially and adversely affect the business of Norwest or such Norwest Subsidiary. Except as set forth on
 Schedule 3(j), employees of Norwest and the Norwest Subsidiaries are not represented by any labor union nor are any collective bargaining agreements otherwise in effect with respect to such employees.

      (o)  Norwest Benefit Plans.

           (i) As of May 1, 1996, the only "employee benefit plans" within the meaning of Section 3(3) of ERISA for which Norwest or any Norwest Subsidiary acts as plan sponsor as defined in ERISA Section 3(16)(B) with respect to which any liability under ERISA or otherwise exists or may be incurred by Norwest or any Norwest Subsidiary are those set forth on
 Schedule 3(o) (the "Norwest Plans"). No Norwest Plan is a "multi-employer plan" within the meaning of Section 3(37) of ERISA.

           (ii) Each Norwest Plan is and has been in all material respects operated and administered in accordance with its provisions and applicable law. Except as set forth on Schedule 3(o), Norwest or the Norwest Subsidiaries have received favorable determination letters from the Internal Revenue Service under the provisions of the Tax Reform Act of 1986 for each of the Norwest Plans to which the qualification requirements of
 Section 401(a) of the Code apply. Norwest knows of no reason that any Norwest Plan which is subject to the qualification provisions of Section 401(a) of the Code is not "qualified" within the meaning of Section 401(a) of the Code and that each related trust is not exempt from taxation under
 Section 501(a) of the Code.

           (iii) The present value of all benefits vested and all benefits accrued under each Norwest Plan which is subject to Title IV of ERISA did not, in each case, as determined for purposes of reporting on Schedule B to the Annual Report on Form 5500 of each such Norwest Plan for the plan year ending December 31, 1995, exceed the value of the assets of the Norwest Plans allocable to such vested or accrued benefits.

           (iv) Except as set forth on Schedule 3(o), and to the best knowledge of Norwest, no Norwest Plan or any trust created thereunder, nor any trustee, fiduciary or administrator thereof, has engaged in a "prohibited transaction", as such term is defined in Section 4975 of the Code or Section 406 of ERISA or violated fiduciary standards under Part 4 of Title I of ERISA, which could subject, to the best knowledge of Norwest, such Norwest Plan or trust, or any trustee, fiduciary or administrator thereof, or any party dealing with any such Norwest Plan or trust, to the tax or penalty on prohibited transactions imposed by said Section 4975 or would result in material liability to Norwest and its subsidiaries taken as a whole.

           (v) Except as set forth on Schedule 3(o), no Norwest Plan which is subject to Title IV of ERISA or any trust created thereunder has been terminated, nor have there been any "reportable events" as that term is defined in Section 4043 of ERISA with respect to any Norwest Plan, other than those events which may result from the transactions contemplated by this Agreement and the Merger Agreement.

           (vi) No Norwest Plan or any trust created thereunder has incurred any "accumulated funding deficiency", as such term is defined in
 Section 412 of the Code (whether or not waived), during the last five Norwest Plan years which would result in a material liability.

           (vii) Neither the execution and delivery of this Agreement and the Merger Agreement nor the consummation of the transactions contemplated hereby and thereby will (i) result in any material payment (including, without limitation, severance, unemployment compensation, golden parachute or otherwise) becoming due to any director or employee or former employee of Norwest under any Norwest Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Norwest Plan or (iii) result in the acceleration of the time of payment or vesting of any such benefits to any material extent.

      (p) Registration Statement, etc. None of the information regarding Norwest and its subsidiaries supplied or to be supplied by Norwest for inclusion in (i) the Registration Statement, (ii) the Proxy Statement, or
 (iii) any other documents to be filed with the SEC or any regulatory authority in connection with the transactions contemplated hereby or by the Merger Agreement will, at the respective times such documents are filed with the SEC or any regulatory authority and, in the case of the Registration Statement, when it becomes effective and, with respect to the Proxy Statement, when mailed, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not misleading or, in the case of the Proxy Statement or any amendment thereof or supplement thereto, at the time of the meeting of shareholders referred to in paragraph 4(c), be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for such meeting. All documents which Norwest and the Norwest Subsidiaries are responsible for filing with the SEC and any other regulatory authority in connection with the Merger will comply as to form in all material respects with the provisions of applicable law.

      (q) Brokers and Finders. Neither Norwest nor any Norwest Subsidiary nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for Norwest or any Norwest Subsidiary in connection with this Agreement and the Merger Agreement or the transactions contemplated hereby and thereby.

      (r) No Defaults. Neither Norwest nor any Norwest Subsidiary is in default, nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a default under any material agreement, indenture, loan agreement or other instrument to which it is a party or by which it or any of its assets is bound or to which any of its assets is subject, the result of which has had or could reasonably be expected to have a material adverse effect upon Norwest and its subsidiaries taken as a whole. To the best of Norwest's knowledge, all parties with whom Norwest or any Norwest Subsidiary has material leases, agreements or contracts or who owe to Norwest or any Norwest Subsidiary material obligations other than with respect to those arising in the ordinary course of the banking business of the Norwest Subsidiaries are in compliance therewith in all material respects.

      (s) Environmental Liability. There is no legal, administrative, or other proceeding, claim, or action of any nature seeking to impose, or that could reasonably be expected to result in the imposition, on Norwest or any Norwest Subsidiary, of any liability arising from the release of hazardous substances under any local, state or federal environmental statute, regulation or ordinance including, without limitation, CERCLA, pending or to the best of Norwest's knowledge, threatened against Norwest or any Norwest Subsidiary, the result of which has had or could reasonably be expected to have a material adverse effect upon Norwest and its subsidiaries taken as a whole; to the best of Norwest's knowledge there is no reasonable basis for any such proceeding, claim or action; and to the best of Norwest's knowledge neither Norwest nor any Norwest Subsidiary is subject to any agreement, order, judgment, or decree by or with any court, governmental authority or third party imposing any such environmental liability.

      (t) Merger Co. From the time of execution of the Merger Agreement until the Effective Time of the Merger, Merger Co. will be a corporation duly organized, validly existing, duly qualified to do business and in good standing under the laws of its jurisdiction of incorporation, will have corporate power and authority to own or lease its properties and assets and to carry on its business, will have the corporate power and authority to enter into the Merger Agreement and to carry out its obligations thereunder. Neither the execution, delivery and performance by Merger Co. of the Merger Agreement will violate, conflict with or constitute a breach of any provision of its certificate of incorporation or bylaws or any material instrument or obligation to which Merger Co. is then a party.

      (u) Regulatory Approval. Norwest is aware of no circumstance, in existence as of the date hereof, which would prevent the transactions contemplated by this Agreement and the Merger Agreement from being approved by the Federal Reserve Board.

      4. Covenants of Bancorp. Bancorp covenants and agrees with Norwest as follows:

      (a) Except as otherwise permitted or required by this Agreement, from the date hereof until the Effective Time of the Merger, Bancorp, and each Bancorp Subsidiary will: maintain its corporate existence in good standing; maintain the general character of its business and conduct its business in its ordinary and usual manner; extend credit in accordance with existing lending policies, except that it shall not, without the prior written consent of Norwest, make any new loan or modify, restructure or renew any existing loan (except pursuant to commitments made prior to the date of this Agreement) to any borrower if the amount of the resulting loan, when aggregated with all other loans or extensions of credit to such person, would be in excess of $300,000; maintain proper business and accounting records in accordance with generally accepted principles; maintain its properties in good repair and condition, ordinary wear and tear excepted; maintain in all material respects presently existing insurance coverage; use its best efforts to preserve its business organization intact, to keep the services of its present principal employees and to preserve its good will and the good will of its suppliers, customers and others having business relationships with it; use its best efforts to obtain any approvals or consents required to maintain existing leases and other contracts in effect following the Merger; comply in all material respects with all laws, regulations, ordinances, codes, orders, licenses and permits applicable to the properties and operations of Bancorp and each Bancorp Subsidiary the non-compliance with which reasonably could be expected to have a material adverse effect on Bancorp and the Bancorp Subsidiaries taken as a whole; and permit Norwest and its representatives (including KPMG Peat Marwick) upon prior notice to examine its and its subsidiaries books, records and properties and to interview officers, employees and agents at all reasonable times when it is open for business; provided, however, that such examinations do not interfere with the business operations of Bancorp and the Bancorp Subsidiaries. No such examination by Norwest or its representatives either before or after the date of this Agreement shall in any way affect, diminish or terminate any of the representations, warranties or covenants of Bancorp herein expressed.

      (b) Except as otherwise contemplated or required by this Agreement, from the date hereof until the Effective Time of the Merger, Bancorp and each Bancorp subsidiary will not (without the prior written consent of Norwest): amend or otherwise change its certificate of incorporation or articles of association or by-laws; issue or sell or authorize for issuance or sale, or grant any options or make other agreements with respect to the issuance or sale or conversion of, any shares of its capital stock, phantom shares or other share-equivalents, or any other of its securities; authorize or incur any long-term debt (other than deposit liabilities); mortgage, pledge or subject to lien or other encumbrance any of its properties, except in the ordinary course of business; enter into any material agreement, contract, commitment or capital improvement in excess of $25,000 except banking transactions in the ordinary course of business and in accordance with policies and procedures in effect on the date hereof; make any investments except investments made by bank subsidiaries in the ordinary course of business for terms of up to one year and in amounts of $100,000 or less; amend or terminate any Plan except as required by law; make any contributions to any Plan except as required by the terms of such Plan in effect as of the date hereof; declare, set aside, make or pay any dividend or other distribution with respect to its capital stock except (i) between the date hereof and the Effective Date of the Merger Bancorp may declare and pay dividends, in accordance with applicable law and regulation, out of the net earnings of Bancorp between the date hereof and the Effective Date of the Merger, determined in accordance with generally accepted accounting principles, in an amount not to exceed (A) $1.25 per share of Bancorp Common Stock, payable on January 1, 1997, plus
 (B) if the Effective Date of the Merger is after the record date for the regular June 1, 1997 cash dividend on Norwest Common Stock, $0.57 per share of Bancorp Common Stock, payable immediately prior to any adjustments made pursuant to paragraph 4(l) hereof, and (ii) any dividend declared by a subsidiary's Board of Directors in accordance with applicable law and regulation; redeem, purchase or otherwise acquire, directly or indirectly, any of the capital stock of Bancorp; increase the compensation of any officers, directors or executive employees, except pursuant to existing employment agreements, compensation plans and practices, provided, however, that Bancorp may pay bonuses in 1996 in accordance with its existing bonus plans and practices in an aggregate amount not to exceed $200,000; sell or otherwise dispose of any shares of the capital stock of any Bancorp Subsidiary; or sell or otherwise dispose of any of its assets or properties other than in the ordinary course of business.

      (c) The Board of Directors of Bancorp will duly call, and will cause to be held not later than twenty-five (25) business days following the effective date of the Registration Statement referred to in paragraph 5(c) hereof, a meeting of its shareholders and will direct that this Agreement and the Merger Agreement be submitted to a vote at such meeting. The Board of Directors of Bancorp will (i) cause proper notice of such meeting to be given to its shareholders in compliance with the Delaware General Corporation Law and other applicable law and regulation, and (ii) except to the extent that the Board of Directors of Bancorp shall conclude in good faith, after taking into account the advice of its outside counsel, that to do so would violate its fiduciary obligations under applicable law, (A) recommend by the affirmative vote of the Board of Directors a vote in favor of approval of this Agreement and the Merger Agreement, and (B) use its best efforts to solicit from its shareholders proxies in favor thereof.

      (d) Bancorp will furnish or cause to be furnished to Norwest all the information concerning Bancorp and its subsidiaries required for inclusion in the Registration Statement referred to in paragraph 5(c) hereof, or any statement or application made by Norwest to any governmental body in connection with the transactions contemplated by this Agreement. Any financial statement for any fiscal year provided under this paragraph must include the audit opinion and the consent of Clifton, Gunderson and Co. or McGladrey & Pullen, as applicable, to use such opinion in such Registration Statement.

      (e) Bancorp will take all necessary corporate and other action and use its best efforts to obtain all approvals of regulatory authorities, consents and other approvals required of Bancorp to carry out the transactions contemplated by this Agreement and will cooperate with Norwest to obtain all such approvals and consents required of Norwest.

      (f) Bancorp will use its best efforts to deliver to the Closing all opinions, certificates and other documents required to be delivered by it at the Closing.

      (g) Bancorp will hold in confidence all documents and information concerning Norwest and its subsidiaries furnished to Bancorp and its representatives in connection with the transactions contemplated by this Agreement and will not release or disclose such information to any other person, except as required by law and except to Bancorp's outside professional advisers in connection with this Agreement, with the same undertaking from such professional advisers. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained and such information shall not be used in competition with Norwest (except to the extent that such information can be shown to be previously known to Bancorp, in the public domain, or later acquired by Bancorp from other legitimate sources) and, upon request, all such documents, any copies thereof and extracts therefrom shall immediately thereafter be returned to Norwest.

      (h) Neither Bancorp, nor any Bancorp Subsidiary, nor any director, officer, representative or agent thereof, will, directly or indirectly, solicit, authorize the solicitation of or except to the extent that the Board of Directors of Bancorp shall conclude in good faith, after taking into account the advice of its outside counsel, that to fail to do so could reasonably be determined to violate its fiduciary obligations under applicable law, enter into any discussions with any corporation, partnership, person or other entity or group (other than Norwest) concerning any offer or possible offer (i) to purchase any shares of common stock, any option or warrant to purchase any shares of common stock, any securities convertible into any shares of such common stock, or any other equity security of Bancorp or any Bancorp Subsidiary, (ii) to make a tender or exchange offer for any shares of such common stock or other equity security, (iii) to purchase, lease or otherwise acquire the assets of Bancorp or any Bancorp Subsidiary except in the ordinary course of business, or (iv) to merge, consolidate or otherwise combine with Bancorp or any Bancorp Subsidiary. If any corporation, partnership, person or other entity or group makes an offer or inquiry to Bancorp or any Bancorp Subsidiary concerning any of the foregoing, Bancorp or such Bancorp Subsidiary will promptly disclose such offer or inquiry, including the terms thereof, to Norwest.

      (i) Bancorp shall consult with Norwest as to the form and substance of (i) any proposed press release or other proposed public disclosure of matters related to this Agreement or any of the transactions contemplated hereby, and (ii) any communication with shareholders or employees of Bancorp relating to this Agreement or the transactions contemplated hereby.

      (j) Bancorp and each Bancorp Subsidiary will take all action necessary or required (i) to amend, if requested by Norwest, all qualified pension and welfare benefit plans and all non-qualified benefit plans and compensation arrangements as of the Effective Date of the Merger to facilitate the merger of such plans with Norwest plans without gaps in coverage for participants in the plans and without duplication of costs caused by the continuation of such plans after coverage is available under Norwest plans, and (ii) to submit application to the Internal Revenue Service for a favorable determination letter for each of the Plans which is subject to the qualification requirements of Section 401(a) of the Code prior to the Effective Date of the Merger.

      (k) Bancorp shall use its best efforts to obtain and deliver prior to the Effective Date of the Merger signed representations substantially in the form attached hereto as Exhibit B to Norwest by each executive officer, director or shareholder of Bancorp who may reasonably be deemed an "affiliate" of Bancorp within the meaning of such term as used in Rule 145 under the Securities Act.

      (l) Immediately prior to the Closing, Bancorp shall establish such additional accruals and reserves as may be necessary to conform Bancorp's accounting and credit loss reserve practices and methods to those of Norwest and Norwest's plans with respect to the conduct of Bancorp's business following the Merger and, to the extent permitted by generally accepted accounting principles, to provide for the costs and expenses relating to the consummation by Bancorp of the Merger and the other transactions contemplated by this Agreement.

      (m) Bancorp has obtained and delivered to Norwest environmental assessment reports for each bank facility. Norwest acknowledges the receipt and sufficiency of such reports.

      (n) Bancorp shall obtain, at its sole expense, commitments for title insurance , boundary surveys and appraisals for each bank facility. Such commitments and surveys shall be delivered to Norwest no later than four
 (4) weeks prior to Closing.

      5. Covenants of Norwest. Norwest covenants and agrees with Bancorp as follows:

      (a) From the date hereof until the Effective Time of the Merger, Norwest will maintain its corporate existence in good standing; conduct, and cause the Norwest Subsidiaries to conduct, their respective businesses in compliance with all material obligations and duties imposed on them by all laws, governmental regulations, rules and ordinances, and judicial orders, judgments and decrees applicable to Norwest or the Norwest Subsidiaries, their businesses or their properties; maintain all books and records of it and the Norwest Subsidiaries, including all financial statements, in accordance with the accounting principles and practices consistent with those used for the Norwest Financial Statements, except for changes in such principles and practices required under generally accepted accounting principles.

      (b) Norwest will furnish to Bancorp all the information concerning Norwest required for inclusion in a proxy statement or statements to be sent to the shareholders of Bancorp, or in any statement or application made by Bancorp to any governmental body in connection with the transactions contemplated by this Agreement. From the date hereof to the Closing Date, Norwest shall make available to Bancorp, when reasonably available, Norwest's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Report on Form 10-K, as filed with the SEC.

      (c) As promptly as practicable after the execution of this Agreement, Norwest will file with the SEC a registration statement on Form S-4 (the "Registration Statement") under the Securities Act and any other applicable documents, relating to the shares of Norwest Common Stock to be delivered to the shareholders of Bancorp pursuant to the Merger Agreement, and will use its best efforts to cause the Registration Statement to become effective. At the time the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the provisions of the Securities Act and the published rules and regulations thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not false or misleading, and at the time of mailing thereof to the Bancorp shareholders, at the time of the Bancorp shareholders' meeting referred to in paragraph 4(c) hereof and at the Effective Time of the Merger the prospectus included as part of the Registration Statement, as amended or supplemented by any amendment or supplement filed by Norwest (hereinafter the "Prospectus"), will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not false or misleading; provided, however, that none of the provisions of this subparagraph shall apply to statements in or omissions from the

 Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by Bancorp or any Bancorp subsidiary for use in the Registration Statement or the Prospectus.

      (d) Norwest will file all documents required to be filed to list the Norwest Common Stock to be issued pursuant to the Merger Agreement on the New York Stock Exchange and the Chicago Stock Exchange and use its best efforts to effect said listings.

      (e) The shares of Norwest Common Stock to be issued by Norwest to the shareholders of Bancorp pursuant to this Agreement and the Merger Agreement will, upon such issuance and delivery to said shareholders pursuant to the Merger Agreement, be duly authorized, validly issued, fully paid and nonassessable. The shares of Norwest Common Stock to be delivered to the shareholders of Bancorp pursuant to the Merger Agreement are and will be free of any preemptive rights of the stockholders of Norwest.

      (f) Norwest will file all documents required to obtain prior to the Effective Time of the Merger all necessary Blue Sky permits and approvals, if any, required to carry out the transactions contemplated by this Agreement, will pay all expenses incident thereto and will use its best efforts to obtain such permits and approvals.

      (g) Norwest will take all necessary corporate and other action and file all documents required to obtain and will use its best efforts to obtain all approvals of regulatory authorities, consents and approvals required of it to carry out the transactions contemplated by this Agreement and will cooperate with Bancorp to obtain all such approvals and consents required by Bancorp.

      (h) Norwest will hold in confidence all documents and information concerning Bancorp and Bancorp's Subsidiaries furnished to it and its representatives in connection with the transactions contemplated by this Agreement and will not release or disclose such information to any other person, except as required by law and except to its outside professional advisers in connection with this Agreement, with the same undertaking from such professional advisers. If the transactions contemplated by this Agreement shall not be consummated, such confidence shall be maintained and such information shall not be used in competition with Bancorp (except to the extent that such information can be shown to be previously known to Norwest, in the public domain, or later acquired by Norwest from other legitimate sources) and, upon request, all such documents, any copies thereof or extracts therefrom shall immediately thereafter be returned to Bancorp.

      (i) Norwest, as sole shareholder of Merger Co., will cause the Merger Agreement to be approved in accordance with the Delaware General
 Corporation Law and will file any documents or agreements required to be filed in connection with the Merger under the Delaware General Corporation Law.

      (j) Norwest will use its best efforts to deliver to the Closing all opinions, certificates and other documents required to be delivered by it at the Closing.

      (k) Norwest shall consult with Bancorp as to the form and substance of any proposed press release or other proposed public disclosure of matters related to this Agreement or any of the transactions contemplated hereby. Norwest shall consult with Bancorp as to the form and substance of any proposed communication with the employees of Bancorp or the Bancorp Subsidiaries.

      (l) Norwest shall give Bancorp prompt written notice of receipt of the regulatory approvals referred to in paragraph 7(e).

      (m) For a period not exceeding fifteen days prior to the Closing Date, Norwest will permit Bancorp and its representatives to examine its books, records and properties and interview officers, employees and agents of Norwest at all reasonable times when it is open for business. No such examination by Bancorp or its representatives shall in any way affect, diminish or terminate any of the representations, warranties or covenants of Norwest herein expressed.

      (n) With respect to the indemnification of directors and officers and with respect to directors' and officers' insurance, Norwest agrees as follows:

      (i) Norwest shall ensure that all rights to indemnification and all limitations of liability existing in favor of any person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time of the Merger, a director or officer of Bancorp or any Bancorp Subsidiary, (an "Indemnified Party" and, collectively, the "Indemnified Parties") in Bancorp's Certificate of Incorporation or By-laws or similar governing documents of any Bancorp Subsidiary, as applicable in the particular case and as in effect on the date hereof, shall, with respect to claims arising from (A) facts or events that occurred before the Effective Time of the Merger, or (B) this Agreement or any of the transactions contemplated by this Agreement, whether in any case asserted or arising before or after the Effective Time of the Merger, survive the Merger and shall continue in full force and effect. Nothing contained in this paragraph 5(n)(i) shall be deemed to preclude the liquidation, consolidation or merger of Bancorp or any Bancorp Subsidiary, in which case all of such rights to indemnification and limitations on liability shall be deemed to survive and continue as contractual rights notwithstanding any such liquidation or consolidation or merger; provided, however, that in the event of liquidation or sale of substantially all of the assets of Bancorp, Norwest shall guarantee, to the extent of the net asset value of Bancorp or any Bancorp Subsidiary as of the Effective Date of the Merger, the indemnification obligations of Bancorp or any Bancorp Subsidiary to the extent of indemnification obligations of Bancorp and the Bancorp

 Subsidiaries described above. Notwithstanding anything to the contrary contained in this paragraph 5(n)(i), nothing contained herein shall require Norwest to indemnify any person who was a director or officer of Bancorp or any Bancorp Subsidiary to a greater extent than Bancorp or any Bancorp Subsidiary is, as of the date of this Agreement, required to indemnify any such person;

      (ii) any Indemnified Party wishing to claim indemnification under paragraph 5(n)(i), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify Norwest thereof, but the failure to so notify shall not relieve Norwest of any liability it may have to such Indemnified Party. In the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective Time of the Merger), (A) Norwest shall have the right to assume the defense thereof and Norwest shall not be liable to any Indemnified Party for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if Norwest elects not to assume such defense or counsel for the Indemnified Party advises that there are issues which raise conflicts of interest between Norwest and the Indemnified Party, the Indemnified Party may retain counsel satisfactory to them, and Norwest shall pay the reasonable fees and expenses of such counsel for the Indemnified Party promptly as statements therefor are received; provided, however, that Norwest shall be obligated pursuant to this subparagraph (ii) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest and (B) such Indemnified Party shall cooperate in the defense of any such matter;

      (iii) for a period of three years after the Effective Time of the Merger, Norwest shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by Bancorp (provided that Norwest may substitute therefor policies of at least the same coverage and amount containing terms and conditions which are substantially no less advantageous) with respect to claims arising from facts or events which occurred before the Effective Time of the Merger; provided, however, that in no event shall Norwest be obligated to expend, in order to maintain or provide insurance coverage pursuant to this paragraph 5(n)(iii), any amount per annum in excess of 150% of the amount of the annual premiums paid as of the date hereof by Bancorp for such insurance (the "Maximum Amount") and provided further that, prior to the Effective Time of the Merger, Bancorp shall notify the appropriate directors' and officers' liability insurers of the Merger and of all pending or threatened claims, actions, suits, proceedings or investigations asserted or claimed against any Indemnified Party, or circumstances likely to give rise thereto, in accordance with terms and conditions of the applicable policies. If the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, Norwest shall use reasonable efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount;

      (iv) if Norwest or any of its successors or assigns (A) shall consolidate with or merge into any other corporation or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (B) shall transfer all or substantially all of its properties and assets to any individual, corporation or other entity, then and in each such case, proper provision shall be made so that the successors and assigns of Norwest shall assume the obligations set forth in this paragraph 5(n); and

      (v) the provisions of this paragraph 5(n) are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

      6. Conditions Precedent to Obligation of Bancorp. The obligation of Bancorp to effect the Merger shall be subject to the satisfaction at or before the Time of Filing of the following further conditions, which may be waived in writing by Bancorp:

      (a) Except as they may be affected by transactions contemplated hereby and except to the extent such representations and warranties are by their express provisions made as of a specified date and except for activities or transactions after the date of this Agreement made in the ordinary course of business and not expressly prohibited by this Agreement, the representations and warranties contained in paragraph 3 hereof shall be true and correct in all respects material to Norwest and its subsidiaries taken as a whole as if made at the Time of Filing.

      (b) Norwest shall have, or shall have caused to be, performed and observed in all material respects all covenants, agreements and conditions hereof to be performed or observed by it at or before the Time of Filing.

      (c) Bancorp shall have received a favorable certificate, dated as of the Effective Date of the Merger, signed by the Chairman, the President or any Executive Vice President or Senior Vice President and by the Secretary or Assistant Secretary of Norwest, as to the matters set forth in subparagraphs (a) and (b) of this paragraph 6.

      (d) This Agreement and the Merger Agreement shall have been approved by the affirmative vote of the holders of the percentage of the outstanding shares of Bancorp required for approval of a plan of merger in accordance with the provisions of Bancorp's Certificate of Incorporation and the Delaware General Corporation Law.

      (e) Norwest shall have received approval by the Federal Reserve Board and by such other governmental agencies as may be required by law of the transactions contemplated by this Agreement and the Merger Agreement and all waiting and appeal periods prescribed by applicable law or regulation shall have expired.

      (f) No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

      (g) The shares of Norwest Common Stock to be delivered to the stockholders of Bancorp pursuant to this Agreement and the Merger Agreement shall have been authorized for listing on the New York Stock Exchange and the Chicago Stock Exchange.

      (h) Bancorp shall have received an opinion, dated the Closing Date, of counsel to Bancorp, substantially to the effect that, for federal income tax purposes: (i) the Merger will constitute a reorganization within the meaning of Sections 368(a)(1)(A) and (a)(2)(E) of the Code; (ii) no gain or loss will be recognized by the holders of Bancorp Common Stock upon receipt of Norwest Common Stock except for cash received in lieu of fractional shares; (iii) the basis of the Norwest Common Stock received by the shareholders of Bancorp will be the same as the basis of Bancorp Common Stock exchanged therefor; and (iv) the holding period of the shares of Norwest Common Stock received by the shareholders of Bancorp will include the holding period of the Bancorp Common Stock, provided such shares of Bancorp Common Stock were held as a capital asset as of the Effective Time of the Merger.

      (i) The Registration Statement (as amended or supplemented) shall have become effective under the Securities Act and shall not be subject to any stop order, and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness of the Registration Statement shall have been initiated and be continuing, or have been threatened and be unresolved. Norwest shall have received all state securities law or blue sky authorizations necessary to carry out the transactions contemplated by this Agreement.

      (j) Prior to the mailing of the Proxy Statement referred to in paragraph 4(c), Bancorp and the Board of Directors of Bancorp shall have received an opinion of Howe Barnes Investments, Inc. addressed to Bancorp and the Board of Directors of Bancorp, and for their exclusive benefit, for inclusion in said Proxy Statement and dated effective as of the date of mailing of such Proxy Statement, based on such matters as Howe Barnes Investments, Inc. deems appropriate or necessary, to the effect that the consideration to be received by stockholders of Bancorp pursuant to the Merger is fair from a financial point of view. Bancorp shall promptly provide a copy of such opinion to Norwest upon receipt.

      7. Conditions Precedent to Obligation of Norwest. The obligation of Norwest to effect the Merger shall be subject to the satisfaction at or before the Time of Filing of the following conditions, which may be waived in writing by Norwest:

      (a) Except as they may be affected by transactions contemplated hereby and except to the extent such representations and warranties are by their express provisions made as of a specified date and except for activities or transactions or events occurring after the date of this Agreement made in the ordinary course of business and not expressly prohibited by this Agreement, the representations and warranties contained in paragraph 2 hereof shall be true and correct in all respects material to Bancorp and the Bancorp Subsidiaries taken as a whole as if made at the Time of Filing.

      (b) Bancorp shall have, or shall have caused to be, performed and observed in all material respects all covenants, agreements and conditions hereof to be performed or observed by it at or before the Time of Filing.

      (c) This Agreement and the Merger Agreement shall have been approved by the affirmative vote of the holders of the percentage of the outstanding shares of Bancorp required for approval of a plan of merger in accordance with the provisions of Bancorp's Certificate of Incorporation and the Delaware General Corporation Law.

      (d) Norwest shall have received a favorable certificate dated as of the Effective Date of the Merger signed by the Chairman or President and by the Secretary or Assistant Secretary of Bancorp, as to the matters set forth in subparagraphs (a) through (c) of this paragraph 7.

      (e) Norwest shall have received approval by all governmental agencies as may be required by law of the transactions contemplated by this Agreement and the Merger Agreement and all waiting and appeal periods prescribed by applicable law or regulation shall have expired. No approvals, licenses or consents granted by any regulatory authority shall contain any condition or requirement relating to Bancorp or any Bancorp Subsidiary that, in the good faith judgment of Norwest, is unreasonably burdensome to Norwest.

      (f) Bancorp and each Bancorp Subsidiary shall have obtained any and all material consents or waivers from other parties to loan agreements, leases or other contracts material to Bancorp's or such subsidiary's business required for the consummation of the Merger, and Bancorp and each Bancorp Subsidiary shall have obtained any and all material permits, authorizations, consents, waivers and approvals required for the lawful consummation by it of the Merger.

      (g) No court or governmental authority of competent jurisdiction shall have issued an order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

      (h) At any time since the date hereof the total number of shares of Bancorp Common Stock outstanding and subject to issuance upon exercise (assuming for this purpose that phantom shares and other share-equivalents constitute Bancorp Common Stock) of all warrants, options, conversion rights, phantom shares or other share-equivalents, other than any option held by Norwest, shall not have exceeded 306,316.

      (i) The Registration Statement (as amended or supplemented) shall have become effective under the Securities Act and shall not be subject to any stop order, and no action, suit, proceeding or investigation by the SEC to suspend the effectiveness of the Registration Statement shall have been initiated and be continuing, or have been threatened or be unresolved. Norwest shall have received all state securities law or blue sky authorizations necessary to carry out the transactions contemplated by this Agreement.

      (j) Norwest shall have received from the Chief Executive Officer and Chief Financial Officer of Bancorp a letter, dated as of the effective date of the Registration Statement and updated through the date of Closing, in form and substance satisfactory to Norwest, to the effect that:

      (i) the interim quarterly financial statements of Bancorp included or incorporated by reference in the Registration Statement are prepared in accordance with generally accepted accounting principles applied on a basis consistent with the audited financial statements of Bancorp;

           (ii) the amounts reported in the interim quarterly financial statements of Bancorp agree with the general ledger of Bancorp;

           (iii) the annual and quarterly financial statements of Bancorp and the Bancorp Subsidiaries included in, or incorporated by reference in, the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder;

           (iv) from the date of the most recent unaudited consolidated financial statements of Bancorp and the Bancorp Subsidiaries as may be included in the Registration Statement to a date 5 days prior to the effective date of the Registration Statement or 5 days prior to the Closing, there are no increases in long-term debt, changes in the capital stock or decreases in stockholders' equity of Bancorp and the Bancorp Subsidiaries, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur or which are described in such letters. For the same period, there have been no decreases in consolidated net interest income, consolidated net interest income after provision for credit losses, consolidated income before income taxes, consolidated net income and net income per share amounts of Bancorp and the Bancorp Subsidiaries, or in income before equity in undistributed income of subsidiaries, in each case as compared with the comparable period of the preceding year, except in each case for changes, increases or decreases which the Registration Statement discloses have occurred or may occur or which are described in such letters;

      (v) they have reviewed certain amounts, percentages, numbers of shares and financial information which are derived from the general accounting records of Bancorp and the Bancorp Subsidiaries, which appear in the Registration Statement under the certain captions to be specified by Norwest, and have compared certain of such amounts, percentages, numbers and financial information with the accounting records of Bancorp and the Bancorp Subsidiaries and have found them to be in agreement with financial records and analyses prepared by Bancorp included in the annual and quarterly financial statements, except as disclosed in such letters.

      (k) Bancorp and the Bancorp Subsidiaries considered as a whole shall not have sustained since December 31, 1995 any material loss or interference with their business from any civil disturbance or any fire, explosion, flood or other calamity, whether or not covered by insurance.

      (l) Except as set forth in Schedule 2(v), there shall be no reasonable basis for any proceeding, claim or action of any nature seeking to impose, or that could reasonably be expected to result in the imposition on Bancorp or any Bancorp Subsidiary of, any liability arising from the release of hazardous substances under any local, state or federal environmental statute, regulation or ordinance including, without limitation CERCLA, which has had or could reasonably be expected to have a material adverse effect upon Bancorp and its subsidiaries taken as a whole.

      (m) No change shall have occurred and no circumstances shall exist which has had or might reasonably be expected to have a material adverse effect on the financial condition, results of operations, or business of Bancorp and the Bancorp Subsidiaries taken as a whole (other than changes in banking laws or regulations, or interpretations thereof, that affect the banking industry generally or changes in the general level of interest rates). No action taken by Bancorp solely in order to comply with the requirements of paragraph 4(l) hereof shall be deemed to have a material adverse effect for purposes of this paragraph 7(m).

      8. Employee Benefit Plans. Each person who is an employee of Bancorp or any Bancorp Subsidiary as of the Effective Date of the Merger ("Bancorp Employees") shall be eligible for participation in the employee welfare and pension plans of Norwest, as in effect from time to time, as
 follows:            (a) Employee Welfare Benefit Plans.  Each Bancorp
 employee shall be eligible for participation in the employee welfare benefit plans of Norwest listed below subject to any eligibility requirements applicable to such plans (with full credit for years of past service to Bancorp and the Bancorp Subsidiaries for the purpose of satisfying any eligibility and vesting periods applicable to the Short Term Disability Plan, the Severance Pay Plan and the Vacation Program, and not subject to pre-existing condition exclusions, except with respect to the Norwest Long Term Care Plan) and shall enter each plan not later than the first day of the calendar quarter which begins at least 32 days after the Effective Date of the Merger (provided, however, that it is Norwest's intent that the transition from the Bancorp plans to the Norwest plans be facilitated without gaps in coverage to the participants and without
 duplication in costs to Norwest):            Medical Plan          Dental

 Plan           Vision Plan      Short Term Disability Plan      Long Term
 Disability Plan      Long Term Care Plan      Flexible Benefits
 Plan          Basic Group Life Insurance Plan      Group Universal Life
 Insurance Plan      Dependent Group Life Insurance Plan      Business
 Travel Accident Insurance Plan        Accidental Death and Dismemberment
 Plan      Severance Pay Plan      Vacation Program

 For the purpose of determining each Bancorp Employee's benefit for the year in which the Merger occurs under the Norwest vacation program, vacation taken by an employee of Bancorp in the year in which the Merger occurs will be deducted from the total amount of vacation time available for such year under the Norwest benefit. Any expenses incurred by a Bancorp Employee under the indemnity medical plan of Bancorp or the Bancorp Subsidiaries shall be counted toward satisfaction of deductibles for the year 1997 under the Norwest indemnity medical plan.

      (b)  Employee Pension Benefit Plans.

 Each Bancorp Employee shall be eligible for participation in the Norwest Savings-Investment Plan (the "SIP"), subject to any eligibility requirements applicable to the SIP (with full credit for years of past service to Bancorp and the Bancorp Subsidiaries for the purpose of satisfying any eligibility and vesting periods applicable to the SIP), and shall enter the SIP not later than the first day of the calendar quarter which begins at least 32 days after the Effective Date of the Merger.

 Each Bancorp Employee shall be eligible for participation, as a new employee, in the Norwest Pension Plan under the terms thereof.

      9.  Termination of Agreement.

      (a)  This Agreement may be terminated at any time prior to the Time of
 Filing:

           (i)  by mutual written consent of the parties hereto;

           (ii) by either of the parties hereto upon written notice to the other party if the Merger shall not have been consummated by June 30, 1997 unless such failure of consummation shall be due to the failure of the party seeking to terminate to perform or observe in all material respects the covenants and agreements hereof to be performed or observed by such party; or

           (iii) by Bancorp or Norwest upon written notice to the other party if any court or governmental authority of competent jurisdiction shall have issued a final order restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement.

 (iv) by Bancorp upon written notice to Norwest if the Board of Directors of Bancorp shall in good faith determine that a Takeover Proposal constitutes a Superior Proposal; provided, however, that Bancorp shall not be permitted to terminate this Agreement pursuant to this paragraph (a)(iv) unless (i) it has not breached any covenant contained in paragraph 4(h) and
 (ii) it delivers to Norwest simultaneously with such notice of termination the fee referred to in paragraph 9(c) below. As used in this Agreement;
 (i) "Takeover Proposal" means a bona fide proposal or offer by a person to make a tender or exchange offer, or to engage in a merger, consolidation or other business combination involving Bancorp or to acquire in any manner a substantial equity interest in, or all or substantially all of the assets of, Bancorp, and (ii) "Superior Proposal" means a bona fide proposal or offer made by a person to acquire Bancorp pursuant to a tender or exchange offer, a merger, consolidation or other business combination or an acquisition of all or substantially all of the assets of Bancorp and the Bancorp Subsidiaries on terms which the Board of Directors of Bancorp shall determine in good faith to be more favorable to Bancorp and its shareholders than the transactions contemplated hereby.

      (v) by Norwest upon written notice to Bancorp if (A) the Board of Directors of Bancorp fails to recommend, withdraws, or modifies in a manner materially adverse to Norwest, its approval or recommendation of this Agreement, or the transactions contemplated hereby, (B) after an agreement to engage in or the occurrence of an Acquisition Event (as defined below) or after a third party shall have made a proposal to Bancorp or Bancorp's shareholders to engage in an Acquisition Event, the transactions contemplated hereby are not approved at the meeting of Bancorp shareholders contemplated by paragraph 4(c), or (C) the meeting of Bancorp shareholders contemplated by paragraph 4(c) is not held prior to June 30, 1997 and Bancorp has failed to comply with its obligations under paragraph 4(c). "Acquisition Event" means any of the following: (i) a merger, consolidation or similar transaction involving Bancorp, its bank subsidiary (the "Bank") or any successor to Bancorp or the Bank, (ii) a purchase, lease or other acquisition in one or a series of related transactions of assets of Bancorp or any of the Bancorp Subsidiaries representing 25% or more of the consolidated assets of Bancorp and the Bancorp Subsidiaries, or
 (iii) a purchase or other acquisition (including by way of merger, consolidation, share exchange or any similar transaction) in one or a series of related transactions of beneficial ownership of securities representing 25% or more of the voting power of Bancorp or any Bancorp Subsidiary in each case with or by a person or entity other than Norwest or an affiliate of Norwest.

      (b) Termination of this Agreement under this paragraph 9 shall not release, or be construed as so releasing, either party hereto from any liability or damage to the other party hereto arising out of the breaching party's willful and material breach of the warranties and representations made by it, or willful and material failure in performance of any of its covenants, agreements, duties or obligations arising hereunder, and the obligations under paragraphs 4(g), 5(h) and 10 shall survive such termination.

      (c) If this Agreement is terminated pursuant to paragraph 9(a)(v) and prior thereto or within 6 months after such termination:

      (i) Bancorp or the Bank or any successor to Bancorp or the Bank shall have entered into an agreement to engage in an Acquisition Event (as defined above) or an Acquisition Event shall have occurred; or

      (ii) the Board of Directors of Bancorp shall have authorized or approved an Acquisition Event or shall have publicly announced an intention to authorize or approve or shall have recommended that the shareholders of Bancorp approve or accept any Acquisition Event, then Bancorp shall promptly, but in no event later than five business days after the first of such events shall have occurred, pay Norwest a fee equal to $1,500,000.

      10. Expenses. All expenses in connection with this Agreement and the transactions contemplated hereby, including without limitation legal and accounting fees, incurred by Bancorp and Bancorp Subsidiaries shall be borne by Bancorp, and all such expenses incurred by Norwest shall be borne by Norwest.

      11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

      12. Third Party Beneficiaries. Each party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person other than the parties hereto.

      13. Notices. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person or shall be deemed to be given when mailed by first class registered or certified mail, postage prepaid, addressed as follows:

           If to Norwest:

                Norwest Corporation
                Sixth and Marquette
                Minneapolis, Minnesota  55479-1026
                Attention:  Secretary

           If to Bancorp:

                Farmers National Bancorp, Inc.
                121 West First Street
                Geneseo, IL 61254
                Attention: Gaylon E. Martin, President

           With a copy to:

 Schiff Hardin & Waite
 300 Hamilton Boulevard, Suite 100
 Peoria, IL 61602
 Attention: Theodore L. Eissfeldt

 or to such other address with respect to a party as such party shall notify the other in writing as above provided.

      14. Complete Agreement. This Agreement and the Merger Agreement contain the complete agreement between the parties hereto with respect to the Merger and other transactions contemplated hereby and supersede all prior agreements and understandings between the parties hereto with respect thereto.

      15. Captions. The captions contained in this Agreement are for convenience of reference only and do not form a part of this Agreement.

      16. Waiver and Other Action. Either party hereto may, by a signed writing, give any consent, take any action pursuant to paragraph 9 hereof or otherwise, or waive any inaccuracies in the representations and warranties by the other party and compliance by the other party with any of the covenants and conditions herein.

      17. Amendment. At any time before the Time of Filing, the parties hereto, by action taken by their respective Boards of Directors or pursuant to authority delegated by their respective Boards of Directors, may amend this Agreement; provided, however, that no amendment after approval by the shareholders of Bancorp shall be made which changes in a manner adverse to such shareholders the consideration to be provided to said shareholders pursuant to this Agreement and the Merger Agreement.

      18. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota.

      19. Non-Survival of Representations and Warranties. No representation or warranty contained in the Agreement or the Merger Agreement shall survive the Merger or except as set forth in paragraph 9(b), the termination of this Agreement.

      20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

 NORWEST CORPORATION      FARMERS NATIONAL BANCORP, INC.



 By: ________________________       By: ________________________
 Its: ________________________           Its: ________________________

 ph1k0100.farmers
 -37-

 EXHIBIT A

 AGREEMENT AND PLAN OF MERGER
 Between
 FARMERS NATIONAL BANCORP, INC.
 a Delaware corporation
 (the surviving corporation)
 and
 [MERGER CO.]
 a Delaware corporation
 (the merged corporation)

      This Agreement and Plan of Merger dated as of __________, 19__, between FARMERS NATIONAL BANCORP, INC., a Delaware corporation (hereinafter sometimes called "Bancorp" and sometimes called the "surviving corporation") and [MERGER CO.], a Delaware corporation ("Merger Co.")(said corporations being hereinafter sometimes referred to as the "constituent corporations"),

      WHEREAS, Merger Co., a wholly-owned subsidiary of Norwest Corporation, was incorporated by a Certificate of Incorporation filed in the office of the Secretary of State of the State of Delaware on _______, 19__, and said corporation is now a corporation subject to and governed by the provisions of the Delaware General Corporation Law. Merger Co. has authorized capital stock of ________ shares of common stock having a par value of $_____ per share ("Merger Co. Common Stock"), of which _________ shares were outstanding as of the date hereof; and

      WHEREAS, Bancorp was incorporated by a Certificate of Incorporation filed in the office of the Secretary of State of the State of Delaware on ________, 19__ and said corporation is now a corporation subject to and governed by the provisions of the Delaware General Corporation Law.
 Bancorp has authorized capital stock of ________ shares of Common Stock, par value $_____ per share ("Bancorp Common Stock") of which _______ shares were outstanding and ____ shares were held in the treasury as of ___________ , 19__; and

      WHEREAS, Norwest Corporation and Bancorp are parties to an Agreement and Plan of Reorganization dated as of __________ , 19__ (the
 "Reorganization Agreement"), setting forth certain representations, warranties and covenants in connection with the merger provided for herein; and

      WHEREAS, the directors, or a majority of them, of each of the constituent corporations respectively deem it advisable for the welfare and advantage of said corporations and for the best interests of the respective shareholders of said corporations that said corporations merge and that Merger Co. be merged with and into Bancorp, with Bancorp continuing as the surviving corporation, on the terms and conditions hereinafter set forth in accordance with the provisions of the Delaware General Corporation Law, which statute permits such merger; and

      WHEREAS, it is the intent of the parties to effect a merger which qualifies as a tax-free reorganization pursuant to Sections 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code;

      NOW, THEREFORE, the parties hereto, subject to the approval of the shareholders of Merger Co., in consideration of the premises and of the mutual covenants and agreements contained herein and of the benefits to accrue to the parties hereto, have agreed and do hereby agree that Merger Co. shall be merged with and into Bancorp pursuant to the laws of the State of Delaware, and do hereby agree upon, prescribe and set forth the terms and conditions of the merger of Merger Co. with and into Bancorp, the mode of carrying said merger into effect, the manner and basis of converting the shares of Bancorp Common Stock into shares of common stock of Norwest of the par value of $1-2/3 per share ("Norwest Common Stock"), and such other provisions with respect to said merger as are deemed necessary or desirable, as follows:

      FIRST: At the time of merger Merger Co. shall be merged with and into Bancorp, one of the constituent corporations, which shall be the surviving corporation, and the separate existence of Merger Co. shall cease and the name of the surviving corporation shall be ________________.

      SECOND: The Certificate of Incorporation of Bancorp at the time of merger shall be amended as set forth below and, as so amended, shall be the Certificate of Incorporation of the surviving corporation until further amended according to law:

           [Amend to change name, number of directors, etc.]

      THIRD: The By-Laws of Bancorp at the time of merger shall be and remain the By-Laws of the surviving corporation until amended according to the provisions of the Certificate of Incorporation of the surviving corporation or of said By-Laws.

      FOURTH: The directors of Merger Co. at the time of merger shall become the directors of the surviving corporation and shall hold office from the time of merger until their respective successors are elected and qualify.

      FIFTH:   The officers of Merger Co.at the time of merger shall become the officers of the surviving corporation and shall hold office from the time of merger until their respective successors are elected or appointed and qualify.

      SIXTH: The manner and basis of converting the shares of Bancorp Common Stock into cash or shares of shares of Norwest Common Stock shall be as follows:

 1. Each share of Bancorp Common Stock outstanding immediately prior to the time of merger (other than shares as to which statutory dissenters' rights have been exercised) shall at the time of merger, by virtue of the merger and without any action on the part of the holder or holders thereof, be converted into and exchanged for the number of shares of Norwest Common Stock determined by dividing the Adjusted Norwest Shares by the number of shares of Bancorp Common Stock then outstanding. The "Adjusted Norwest Shares" shall be a number equal to $30,631,600 divided by the Norwest Measurement Price. The "Norwest Measurement Price" is defined as the average of the closing prices of a share of Norwest Common Stock as reported on the consolidated tape of the New York Stock Exchange during the period of 20 trading days ending on the day immediately preceding the meeting of shareholders required by paragraph 4(c) of the Reorganization Agreement.

 2. As soon as practicable after the merger becomes effective, each holder of a certificate for shares of Bancorp Common Stock outstanding immediately prior to the time of merger shall be entitled, upon surrender of such certificate for cancellation to the surviving corporation or to Norwest Bank Minnesota, National Association, as the designated agent of the surviving corporation (the "Agent"), to receive a new certificate for the number of whole shares of Norwest Common Stock to which such holder shall be entitled on the basis set forth in paragraph 1 above. Until so surrendered each certificate which, immediately prior to the time of merger, represented shares of Bancorp Common Stock shall not be transferable on the books of the surviving corporation but shall be deemed to evidence the right to receive (except for the payment of dividends as provided below) ownership of the number of whole shares of Norwest Common Stock into which such shares of Bancorp Common Stock have been converted on the basis above set forth; provided, however, until the holder of such certificate for Bancorp Common Stock shall have surrendered the same for exchange as above set forth, no dividend payable to holders of record of Norwest Common Stock as of any date subsequent to the effective date of merger shall be paid to such holder with respect to the Norwest Common Stock, if any, represented by such certificate, but, upon surrender and exchange thereof as herein provided, there shall be paid by the surviving corporation or the Agent to the record holder of such certificate for Norwest Common Stock issued in exchange therefor an amount with respect to such shares of Norwest Common Stock equal to all dividends that shall have been paid or become payable to holders of record of Norwest Common Stock between the effective date of merger and the date of such exchange.

 3. If between the date of the Reorganization Agreement and the time of merger, shares of Norwest Common Stock shall be changed into a different number of shares or a different class of shares by reason of any reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or if a stock dividend thereon shall be declared with a record date within such period, then the number of shares of Norwest

 Common Stock, if any, into which a share of Bancorp Common Stock shall be converted on the basis above set forth, will be appropriately and proportionately adjusted so that the number of such shares of Norwest Common Stock into which a share of Bancorp Common Stock shall be converted will equal the number of shares of Norwest Common Stock which the holders of shares of Bancorp Common Stock would have received pursuant to such reclassification, recapitalization, split-up, combination, exchange of shares or readjustment, or stock dividend had the record date therefor been immediately following the time of merger.

 4. No fractional shares of Norwest Common Stock and no certificates or scrip certificates therefor shall be issued to represent any such fractional interest, and any holder of a fractional interest shall be paid an amount of cash equal to the product obtained by multiplying the fractional share interest to which such holder is entitled by the average of the closing prices of a share of Norwest Common Stock as reported by the consolidated tape of the New York Stock Exchange for each of the twenty
 (20) trading days immediately preceding the meeting of shareholders required by paragraph 4(c) of the Reorganization Agreement.

 5. Each share of Merger Co. Common Stock issued and outstanding at the time of merger shall be converted into and exchanged for one (1) share of the surviving corporation after the time of merger.

      SEVENTH: The merger provided for by this Agreement shall be effective as follows:

 1. The effective date of merger shall be the date on which a Certificate of Merger (as described in subparagraph 1(b) of this Article Seventh) shall be delivered to and filed by the Secretary of State of the State of Delaware; provided, however, that all of the following actions shall have been taken in the following order:

 a. This Agreement shall be approved and adopted on behalf of Merger Co. and Bancorp in accordance with the Delaware General Corporation Law; and

 b. A Certificate of Merger with respect to the merger, setting forth the information required by the Delaware General Corporation Law, shall be executed by the President or a Vice President of Bancorp and by the Secretary or an Assistant Secretary of Bancorp, (and, if required, by the President or a Vice President of Merger Co. and by the Secretary or an Assistant Secretary of Merger Co.), and shall be filed in the office of the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.

 2. The merger shall become effective as of 11:59 p.m. Minneapolis, Minnesota (the "time of merger") on the effective date of merger.

      EIGHTH:  At the time of merger:

 1. The separate existence of Merger Co. shall cease, and the corporate existence and identity of Bancorp shall continue as the surviving corporation.

 2. The merger shall have the other effects prescribed by Section _______ of the Delaware General Corporation Law.

      NINTH: The following provisions shall apply with respect to the merger provided for by this Agreement:

 1. The registered office of the surviving corporation in the State of Delaware shall be _______________, and the name of the registered agent of Bancorp at such address is The Corporation Trust Company.

 2. If at any time the surviving corporation shall consider or be advised that any further assignment or assurance in law or other action is necessary or desirable to vest, perfect or confirm in the surviving corporation the title to any property or rights of Merger Co. acquired or to be acquired as a result of the merger provided for herein, the proper officers and directors of Bancorp and Merger Co. may execute and deliver such deeds, assignments and assurances in law and take such other action as may be necessary or proper to vest, perfect or confirm title to such property or right in the surviving corporation and otherwise carry out the purposes of this Agreement.

 3. For the convenience of the parties and to facilitate the filing of this Agreement, any number of counterparts hereof may be executed and each such counterpart shall be deemed to be an original instrument.

 4. This Agreement and the legal relations among the parties hereto shall be governed by and construed in accordance with the laws of the State of
 __________.

 5. This Agreement cannot be altered or amended except pursuant to an instrument in writing signed by both of the parties hereto.

 6. At any time prior to the filing of Certificate of Merger with the Secretary of State of the State of Delaware, subject to the provisions of the Reorganization Agreement this Agreement may be terminated upon approval by the Boards of Directors of either of the constituent corporations notwithstanding the approval of the shareholders of either constituent corporation.

      IN WITNESS WHEREOF, the parties hereto have cause this Agreement and Plan of Merger to be signed in their respective corporate names by the undersigned officers and their respective corporate seals to be affixed hereto, pursuant to authority duly given by their respective Boards of Directors, all as of the day and year first above written.

                          FARMERS NATIONAL BANCORP, INC.




                          By: _________________________________
                          Its:  _________________________________


 (Corporate Seal)


 Attest:


 __________________________
      Secretary




                          [MERGER CO.]


                          By: ________________________________
                          Its:  ________________________________


 (Corporate Seal)


 Attest:


 ___________________________
      Secretary


 ph1k0101.farmers


      7

 EXHIBIT B

 Norwest Corporation
 Norwest Center
 Sixth and Marquette
 Minneapolis, MN  55479-1026

 Attn:  Secretary

 Gentlemen:

      I have been advised that I might be considered to be an "affiliate," as that term is defined for purposes of paragraphs (c) and (d) of Rule 145 ("Rule 145") promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") of Farmers National Bancorp, Inc., a Delaware corporation ("Bancorp").

      Pursuant to an Agreement and Plan of Reorganization, dated as of ________, 19__, (the "Reorganization Agreement"), between Bancorp and Norwest Corporation, a Delaware corporation ("Norwest") it is contemplated that a wholly-owned subsidiary of Norwest will merge with and into Bancorp (the "Merger") and as a result, I will receive in exchange for each share of Common Stock, par value $5.00 per share, of Bancorp ("Bancorp Common Stock") owned by me immediately prior to the Effective Time of the Merger (as defined in the Reorganization Agreement), a number of shares of Common Stock, par value $1 2/3 per share, of Norwest ("Norwest Common Stock"), as more specifically set forth in the Reorganization Agreement.

      I hereby agree as follows:

      I will not offer to sell, transfer or otherwise dispose of any of the shares of Norwest Common Stock issued to me pursuant to the Merger (the "Stock") except (a) in compliance with the applicable provisions of Rule 145, (b) in a transaction that is otherwise exempt from the registration requirements of the Securities Act, or (c) in an offering registered under the Securities Act.

      I consent to the endorsement of the Stock issued to me pursuant to the Merger with a restrictive legend which will read substantially as follows:

           "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933, as amended (the "Act"), applies, and may be sold or otherwise transferred only in compliance with the limitations of such Rule 145, or upon receipt by Norwest Corporation of an opinion of counsel reasonably satisfactory to it that some other exemption from registration under the Act is available, or pursuant to a registration statement under the Act."

      Norwest's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any attempted transfer of the shares of the Stock, unless the transfer has been effected in compliance with the terms of this letter agreement.

      It is understood and agreed that this letter agreement shall terminate and be of no further force and effect and the restrictive legend set forth above shall be removed by delivery of substitute certificates without such legend, and the related stop transfer restrictions shall be lifted forthwith, if (i) any such shares of Stock shall have been registered under the Securities Act for sale, transfer or other disposition by me or on my behalf and are sold, transferred or otherwise disposed of, or (ii) any such shares of Stock are sold in accordance with the provisions of paragraphs
 (c), (e), (f) and (g) of Rule 144 promulgated under the Securities Act, or
 (iii) I am not at the time of such disposition an affiliate of Norwest and have been the beneficial owner of the Stock for at least two years (or such other period as may be prescribed by the Securities Act, and the rules and regulations promulgated thereunder) and Norwest has filed with the Commission all of the reports it is required to file under the Securities Exchange Act of 1934, as amended, during the preceding twelve months, or
 (iv) I am not and have not been for at least three months an affiliate of Norwest and have been the beneficial owner of the Stock for at least three years (or such other period as may be prescribed by the Securities Act, and the rules and regulations promulgated thereunder), or (v) Norwest shall have received an opinion of counsel acceptable to Norwest to the effect that the stock transfer restrictions and the legend are not required.

      I have carefully read this letter agreement and the Reorganization Agreement and have discussed their requirements and other applicable limitations upon my ability to offer to sell, transfer or otherwise dispose of shares of Bancorp Common Stock, Norwest Common Stock or the Stock, to the extent I felt necessary, with my counsel or counsel for Bancorp.

                                    Sincerely,

                                    _________________________
 ph1k0102.farmers

                              EXHIBIT 99
                              ---------

                               NORWEST
                            NEWS RELEASE

                   ******************************





           NORWEST, FARMERS NATIONAL AGREE TO ACQUISITION
             OF GENESEO-BASED BANKING COMPANY BY NORWEST


 GENESEO, Ill., November 25, 1996 - Norwest Corporation said today it has signed a definitive agreement to acquire Farmers National Bancorp,Inc., headquartered in Geneseo, Ill. Farmers National owns The Farmers National Bank, with $181 million in assets and one location each in Geneseo, Atkinson, Woodhull and Silvis, Ill.

 The transaction, subject to approval by Farmers National Bancorp shareholders and regulatory authorities, is expected to be completed in 1997. Terms are not being disclosed.

 "We look forward to expanding our presence in Illinois and bringing Farmers National customers a wider array of products with the same personal, home-town service they've come to expect," said Herb Weber, Norwest's regional president for Wisconsin and Illinois.

 "While being one of the premier financial services companies in the nation, Norwest shares our philosophy concerning community involvement and local-decision making," said Gaylon Martin, president of Farmers National Bancorp. "Our customers will be in good hands."

 Illinois became a Norwest banking state in 1990 when Norwest acquired First Interstate of Wisconsin, which had an Illinois presence. Today, Norwest has banking stores in Canton, Galesburg and Peoria. Also, throughout Illinois, there are locations of several Norwest affiliates:
 Norwest Mortgage (25), Norwest Financial (28), Norwest Investment Services, Inc. (1), Norwest Investment Management and Trust (2) Norwest Equipment Finance (1), Norwest Business Credit (2), Norwest Corporate Trust (1) and The Foothill Group (1).

 Norwest Corporation is a $77.8 billion company providing banking, insurance, mortgage, investments and other financial services from 3,294 stores in all 50 states, Canada, the Caribbean, Central America and elsewhere internationally.

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